UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 14, 2007


                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-51958                  20-5361360
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)


                             12670 HIGH BLUFF DRIVE
                           SAN DIEGO, CALIFORNIA 92130
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 8.01   OTHER EVENTS.

        On November 14, 2007, NextWave Wireless Inc. issued a press release announcing financial results for its fiscal quarter ending September 29, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                     Description
-----------                     -----------

Exhibit 99.1 Press Release entitled "NextWave Wireless Announces Third Quarter 2007 Financial Results", dated November 14, 2007.



















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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2007

                               NEXTWAVE WIRELESS INC.


                               By:   /s/  Frank A. Cassou
                                  ------------------------------
                                  Frank A. Cassou
                                  Executive Vice President-Corporate
                                  Development, Chief Legal Counsel and
                                  Secretary























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



                                  EXHIBIT INDEX



Exhibit No.                     Description
-----------                     -----------

Exhibit 99.1 Press Release entitled "NextWave Wireless Announces Third Quarter 2007 Financial Results", dated November 14, 2007.
























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